UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: January 3, 2005
Date of earliest event reported: December 31, 2004

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 573-2323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On December 31, 2004, Pfizer Inc. issued a press release announcing that it has received approval from the U.S. Food and Drug Administration to market Lyrica™ (pregabalin capsules) for the management of neuropathic pain associated with diabetic peripheral neuropathy and postherpetic neuralgia. A copy of the press release is included as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99	Press Release of Pfizer Inc. dated December 31, 2004.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Margaret M. Foran Margaret M. Foran
Title: Vice President-Corporate Governance and Secretary
Dated: January 3, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Pfizer Inc. dated December 31, 2004.